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                                                                 EXHIBIT 10.99

                              OPERATING AGREEMENT
                              -------------------

     This Agreement ("Operating Agreement") is made as of March 31, 1999, by and between Millennia Car Wash, LLC, a Delaware limited liability company (the "Company"), Excel Legacy Corporation and G II Ventures, LLC ("Members"), and Mace Car Wash, Inc., a Delaware corporation (the "Manager").

                                    RECITALS
                                    --------

     Company is engaged in the business of owning and operating car wash facilities throughout the United States. Members are the owners of all of the outstanding membership interests in Company. Manager is engaged, among other things, in providing administrative, management consulting, financial, marketing and operational support services to the car wash industry. Company and Members have negotiated with American Wash Services, Inc. ("AWS") a Real Estate and Asset Purchase Agreement (the "Acquisition Agreement") pursuant to which AWS will buy all of Company's assets ("Assets") at its operating locations. Those locations are listed on Exhibit A, attached hereto and made part hereof ("Locations").

     Company and Manager have agreed that, until Closing under the Acquisition Agreement, Manager shall operate the car wash businesses at the Locations (the "Business"), subject and according to the terms of this Operating Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1.  Appointment of Manager; Relationship of Company and the Manager.
         ---------------------------------------------------------------
Manager shall provide administrative, management, consulting, marketing and operational support services to the Company, as hereinafter provided. Manager shall operate the Locations on its own behalf and for its own benefit and at all times shall be independent of the Company. The Company shall permit the Assets to remain in its name to accommodate the Manager. Nothing contained herein shall be deemed to make or render the Company a partner, co-venturer or other participant in the business or operations of the Manager, or in any manner to render Company liable, as principal, surety, guarantor, agent or otherwise for any of the debts, obligations or liabilities of Manager.

     2.  Management Services.  Manager will provide, supply and render such
         -------------------
administrative, management consulting, financial, marketing, and operational support services as are necessary to operate the Locations and, as more specifically described below, shall:

     (a) Administer, supervise and control all of the finances of the Business, including payroll, taxes, accounting, bookkeeping, record keeping, managing of accounts payable, accounts receivable, banking, financial records and reporting functions as they pertain to the Locations, with the power to make changes therein, in its sole discretion, and to incorporate such functions into systems used by Manager.

     (b)  Select and employ all personnel  necessary to operate the Business.

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     (c)  Supervise and control the purchase of all materials and supplies, and acquire, lease, dispose of and repair equipment and facilities which are necessary to provide safe and adequate operation of the Locations.

     (d) Manage, at Manager's sole discretion, all costs and all of the pricing for all of the services provided at the Locations.

     (e) Commence, defend and control all legal actions, arbitrations, investigations and proceedings that arise in connection with the Business.

     (f) Maintain the Assets in good repair, order and condition, normal and reasonable wear and tear excepted.

     3.  Obligations of the Company.  Until Closing under the Acquisition
         --------------------------
Agreement, the Company shall not, without the Manager's prior written consent:

     (a) Do anything to affect or cause any change to any of the Assets or Locations;

     (b) Create or incur any indebtedness or other liability or obligation in connection with the Assets or Locations;

     (c) Enter into, modify, amend, or terminate any lease, agreement, contract or other commitment in connection with the Business;

     (d) Release or create or incur any mortgage, lien or other encumbrance with respect to the Assets, Business or Locations;

     (e)  Sell, abandon or otherwise dispose of any of the Assets;

     (f)  Make any commitment relating to any of the Assets; or

     (g) Cancel or waive any claim or right with respect to the Assets or Business.

The Company shall have no obligations other than those set forth in this Operating Agreement.

     4.  Additional Agreements of Company.  The Company agrees that at all times
         --------------------------------
during the term of this Agreement the Company shall:

     (a) Do nothing, and permit nothing to be done (which is within the control of Company), which will or might cause the Company to operate in an improper or illegal manner.

     (b) Not cause a default in any of the terms, conditions and obligations of any of the contracts and other agreements of the Company. Notwithstanding the foregoing, Manager acknowledges that a default, alleged or actual, claimed by Franchise Mortgage Acceptance Corporation ("FMAC") due to the execution and performance of this Operating Agreement is a specific exception to this provision.

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     (c)  To the extent permissible by law, maintain its corporate existence in good standing, and its licenses and permits in the State of Delaware and all other states in which it conducts business and comply fully with all laws respecting its formation, existence, activities and operations.

     (d) Allow Manager and the employees, attorneys, accountants and other representatives of Manager full and free access to the Company's books and records, and all of the facilities of the Company so long as they relate to the Assets.

     (e) Assist Manager to name itself as an additional named insured under all policies of insurance and give all notices and present all claims under all policies of insurance in due and timely fashion. All premiums for insurance shall be paid by the Manager.

     5.  Payroll Expenses.  Manager shall have the power to fix the compensation
         ----------------
of all persons employed at the Locations. It is understood that Manager will be solely responsible for supplying the personnel required to operate the Business and will be responsible for all compensation to be paid.

     6.  General and Administrative Activities.  To the extent that Manager
         -------------------------------------
shall deem it necessary or desirable, Manager shall have the power and authority to combine and integrate, at its own office (including those of an affiliate), the "general and administrative" (as such term is used in accounting practice) activities of the Business, including, but not limited to, all accounting, bookkeeping, record-keeping, paying, receiving and other fiscal or financial activities, with those of Manager.

     7.  Revenues and Compensation.  During the term of this Agreement, Manager
         -------------------------
will collect all revenues and pay all expenses associated with operating the Business. Manager will retain any and all profits and incur any and all losses resulting from operating the Business. Manager shall be entitled to all income generated from the rendering of services with respect to customers of the Company on and after Closing under the Acquisition Agreement. Prior to Closing under the Acquisition Agreement, Manager shall not utilize revenues or other funds of the Business for any purpose other than expenses of operating the Business.

     8.  Equipment.  During the term of this Operating Agreement, Manager may
         ---------
make any commercially reasonable modifications to the equipment used in the Business it deems necessary.

     9.  Term of Agreement.
         -----------------

     (a) The term of this Operating Agreement shall commence on the date of this Operating Agreement and shall expire on the day of the Closing under the Acquisition Agreement.

     (b) Manager may, at its option, upon ten (10) days' written notice terminate this Operating Agreement: (i) if Company shall violate any material provision of this Operating Agreement or the Acquisition Agreement; (ii) if Company shall violate or be in material breach of any provision, representation, warranty, covenant or undertaking herein or in the Acquisition Agreement; or
(iii) if Company (a) makes an assignment for the benefit of creditors, (b) is adjudicated a bankrupt, (c) files or has filed against it any bankruptcy, reorganization, liquidation or similar petition or any

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petition seeking the appointment of a receiver, conservator or other representative, or (d) proposes a composition arrangement with creditors.

     (c) If this Operating Agreement is terminated, Company shall take over the management and operation of the Business within thirty days of the date of the termination. As of the date of termination of this Operating Agreement, all revenue of the Business shall be used exclusively to pay the expenses of operating the Business. Upon termination of this Operating Agreement, Company and Manager shall co-operate with each other to insure that the Business is turned over to and is operated by the Company effective upon thirty days from the date of this Operating Agreement's termination.

     10.  Indemnification.
          ---------------

     (a) Manager shall indemnify, defend and hold harmless Company and its affiliates, their respective members, shareholders, officers, directors, employees, and agents, against and in respect of any and all losses, claims, damages, causes of action, actions, obligations, liabilities, deficiencies, suits, proceedings, actual out-of-pocket obligations and expenses (including cost of investigation, interest, penalties and reasonable attorneys' fees) (collectively, "Losses") arising out of or due to the operation of the Business by Manager, its affiliates, agents, servants and/or employees after the date of this Operating Agreement.

     (b) If Company (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which Manager is obligated to provide indemnification (the "Indemnifying Party") pursuant to subsections A and B of this Section 9, the Indemnitee shall promptly give the Indemnifying Party notice thereof ("Indemnification Notice"). Such Indemnification Notice shall be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Operating Agreement. Except as provided below, the Indemnifying Party may compromise, settle or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee. In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party's counsel shall cooperate in the compromise of, or defense against, any such asserted liability. If the Indemnifying Party provides the Indemnitee a defense to a third party claim at the Indemnifying Party's cost with a qualified attorney, Indemnitee may participate and/or monitor the defense with an attorney of the Indemnitee's selection (at the Indemnitee's own expense). Provided that the Indemnifying Party pays for the full cost of the settlement of any claim, the Indemnifying Party may settle any claim without the consent of the Indemnitee. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

     11.  Additional Provisions.
          ---------------------

     (a) To induce Company into entering this Operating Agreement, AWS and Manager affirm:

          (i) A default declared by FMAC as a result of this Operating Agreement or any alleged default arising from alleged or actual operation of the Business by Manager, whether

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     in the past, present, or future, or any alleged default arising from change of control of the Company, to Manager whether or not resulting from this Operating Agreement, shall not relieve AWS of any of its obligations under, nor permit AWS to renegotiate, rescind, cancel, change, or terminate, the Acquisition Agreement.

          (ii) In the event of an actual or threatened declared default by FMAC, AWS, Manager and Company shall collectively use their best efforts to negotiate, compromise, settle, or defend such declarations; and

          (iii) The effective settlement date of the Acquisition Agreement was March 30, 1999.

     (b) This Operating Agreement sets forth the entire understanding and agreement among the parties hereto with reference to the subject matter hereof and may not be modified, amended, discharged or terminated except by a written instrument signed by the parties hereto.

     (c) This Operating Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to agreements made, delivered and to be performed within such State.

     (d) This Operating Agreement may not be assigned by Company or Manager, except that Manager may in its sole discretion assign this Operating Agreement to an affiliate or parent corporation. Upon any assignment Manager shall remain primarily liable and also jointly and severally liable to Company for performance of Manager's duties herein.

     (e) All of the terms and provisions of this Operating Agreement shall be binding upon, inure to the benefit of, and be enforceable by each of the parties hereto and their respective successors and assigns. Except for affiliates of the Company and Manager and their respective members, shareholders, officers, directors, employees and agents, no person other than the parties hereto shall be a third party beneficiary of this Operating Agreement or have any rights hereunder.

     (f) No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

     (g) No publicity release or announcement concerning this Operating Agreement or the transactions contemplated hereby shall be issued without advance approval of the form and substance thereof by Company and Manager, unless otherwise required by a public information filing.

     (h) Any notice or other communication required or which may be given hereunder shall be in writing and either delivered personally to the addressee, or mailed, certified or registered mail, or sent by a nationally recognized overnight express courier service, postage or sending charges prepaid, and shall be deemed given when so delivered personally, or if by certified or registered mail, four days after the date of mailing, or if by overnight express courier service, one business day after the date of sending, as follows:

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     (i)  If to Company to:

               Millennia Car Wash, LLC
               Attention: Eric Ottesen
               c/o Excel Legacy Corporation
               16955 Via del Campo, Suite 110
               San Diego, California 92127

               with a copy to:

               Lynne M. Geyser, Esq.
               P.O. Box 4715
               San Clemente, California 92674-4715
               Senior General Counsel
               Millennia Car Wash, LLC

          (ii) If to Manager, to:

               President
               1000 Crawford Place
               Mt. Laurel, New Jersey 08054

               With a copy to:

               Robert M. Kramer, Esq.
               1150 First Avenue, Suite 900
               King of Prussia, Pennsylvania 19406

and to such other address or addresses as the Company or Manager, as the case may be, may designate to the other by notice as set forth above.

     (j) Any legal action, suit or proceeding arising out of or relating to this Operating Agreement or the transactions contemplated hereby may be instituted in any state or Federal court located in the State of Delaware, and each party waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given by registered or certified mail, return receipt requested, or by any other means of mail which requires a signed receipt, postage prepaid, mailed to such party as herein provided. Nothing herein contained shall be deemed to affect the right to any party to service of process in any other manner permitted by law.

     (k) If any provision of this Operating Agreement shall be determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the remaining provisions of this Operating Agreement, all of which shall remain in full force and effect.

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     (l)  This Operating Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     (m) The headings in this Operating Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Operating Agreement.

     (n) Manager shall name Company as an additional insured on liability policies and shall provide Company evidence of same within five (5) days of execution of this Operating Agreement.

     IN WITNESS WHEREOF, the parties have executed this Operating Agreement as of the date first above written.

MANAGER:       MACE SECURITY INTERNATIONAL, INC.

By: /s/ Jon Goodrich
   -----------------
     Jon Goodrich, President

COMPANY:       MILLENNIA CAR WASH, LLC

By:  /s/ Russell B. Geyser
     ---------------------
     Russell B. Geyser, President

MEMBERS:
EXCEL LEGACY CORPORATION, a Delaware corporation

/s/    Richard B. Muir
-----------------------
By:  Richard B. Muir, Executive Vice President

G II VENTURES, LLC, a California limited liability company
     By its Managing Member, RussellB. Muir B. Geyser I, LLC, a California limited liability company

     /s/ Russell B. Geyser
     ---------------------
     By:  Russell B. Geyser, Managing Member

               Solely in consent to this Operating Agreement and in affirmation of its obligations and representations in Section 11(a) hereof:
               AMERICAN WASH SERVICES, INC.

               By:   /s/ Robert M. Kramer
                     --------------------
                      Robert M. Kramer, Vice President

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